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                                                                    EXHIBIT 23.3


                        [RYDER SCOTT COMPANY LETTERHEAD]


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

     We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and Subsidiaries (the "Company") for the year ended December 31, 1997 into the Company's Registration Statement on Form S-8, to which this consent is an exhibit.

                                          /s/ RYDER SCOTT COMPANY
                                              PETROLEUM ENGINEERS

                                              RYDER SCOTT COMPANY
                                              PETROLEUM ENGINEERS

Houston, Texas
January 21, 1999